John Hancock Funds II

Supplement dated June 24, 2011

to the Prospectus dated December 31, 2010

U.S. Multi Sector Fund

Effective June 27, 2011, U.S. Multi Sector Fund is changing its name to U.S. Equity Fund.

Effective August 26, 2011, the Fund will amend its investment policy stating that “Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments that are tied economically to the U.S,” to state that “Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity investments that are tied economically to the U.S.”

On June 24, 2011, the Board of Trustees of John Hancock Funds II (the “Trust”) approved an Agreement and Plan of Reorganization providing for the reorganization of the U.S. Core Fund, a series of John Hancock Funds III, into the U.S. Multi Sector Fund.  A meeting of the shareholders of the U.S. Core Fund has been scheduled on or about October 26, 2011 to seek approval of the reorganization.  Subject to regulatory and shareholder approval, the reorganization is scheduled to close shortly thereafter.

Total Bond Market Fund

Effective July 1, 2011, Appendix A is amended to reflect that the advisory fee for the Total Bond Market Fund is lowered to the following levels:

0.49% first $500 million of Aggregate Net Assets

0.47% next $1 billion of Aggregate Net Assets

0.46% on the excess over $1.5 billion of Aggregate Net Assets *

*Aggregate Net Assets include the assets of the following funds:  Total Bond Market Fund, a series of John Hancock Funds II and Total Bond Market Trust A and Total Bond Market Trust B, each a series of John Hancock Variable Insurance Trust.

John Hancock Funds II

Supplement dated June 27, 2011

to the Prospectus dated March 31, 2011

Emerging Markets Fund

Effective August 26, 2011, the “Execution of requests” section of the prospectus is revised as follows:

The sentence “In unusual circumstances, the fund has the right to redeem in kind” is replaced with the sentence “A shareholder redemption that amounts to greater than 2% of the net assets of the fund may be paid in-kind in lieu of cash.”

John Hancock Funds II

Supplement dated June 27, 2011

to the Prospectus dated December 31, 2010

Emerging Markets Fund

Effective August 26, 2011, the “Execution of requests” section of the prospectus is revised to include the following sentence: “With respect to the Emerging Markets Fund, a shareholder redemption that amounts to greater than 2% of the net assets of the fund may be paid in-kind in lieu of cash.”